PAGE 1
AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT
Registration Number 333-20217/811-7195

EXHIBIT INDEX

Exhibit 4.1:      Form of Deferred Annuity Contract (form 37220).

Exhibit 10:       Consent of Independent Auditors.

Exhibit 11:       Financial Statement Schedules and Report of
                  Independent Auditors.

Exhibit 14:       Financial Data Schedules.
                        American Enterprise Variable Annuity Account
                        American Enterprise Life Insurance Company